UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

Commission File Number 0-25346

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	47-0772104
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6060 Coventry Drive, Elkhorn, Nebraska	68022
(Address of Principal Executive Offices)	(Zip Code)

(402) 390-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ACIW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 18, 2025, ACI Worldwide, Inc. (the “Company”), ACI Worldwide Corp. (“ACI Worldwide”) and ACI Payments, Inc. (“ACI Payments”) entered into a Lender Addition and Acknowledgement Agreement with Bank of America, N.A., as administrative agent and incremental term A-2 lender, and BofA Securities, Inc. (or any of its designated affiliates), as the sole lead arranger and sole bookrunner, (the “Agreement”) to supplement the Second Amended and Restated Credit Agreement, dated as of April 5, 2019 (as amended, restated, supplemented or otherwise modified from time to time, including by the Agreement, the “Credit Agreement”) among the Company, ACI Worldwide, ACI Payments, Bank of America, N.A., as administrative agent and the lenders party thereto from time to time.

The Agreement supplements the Credit Agreement to, amongst other things, provide for incremental term loans in an aggregate principal amount of $200,000,000 (the “Incremental Term Loan”). The proceeds of the Incremental Term Loan borrowing under the Credit Agreement, together with cash on hand and the proceeds of a revolving loan borrowing under the Credit Agreement, were used to redeem in full, on June 20, 2025, the $400,000,000 aggregate principal amount of 5.750% Senior Notes of the Company due 2026 in accordance with the Indenture, dated as of August 21, 2018, and to pay the fees and expenses incurred in connection with such redemption and the entry into the Agreement.

A borrowing under the Incremental Term Loan bears interest at a rate per annum equal to Term SOFR for the applicable interest period relevant to such borrowing plus an applicable margin. The applicable margin for the borrowing under the Incremental Term Loan is, based on the calculation of the consolidated total leverage ratio, between 1.5% and 2.5%.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Lender Addition and Acknowledgement Agreement, dated June 18, 2025, by and among ACI Worldwide, Inc., ACI Worldwide Corp., ACI Payments, Inc., Bank of America, N.A. and BofA Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACI WORLDWIDE, INC. (Registrant)

Date: June 20, 2025	By:	/s/ DENNIS P. BYRNES
Dennis P. Byrnes
Executive Vice President and General Counsel